UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 14, 2018

PEBBLEBROOK HOTEL TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7315 Wisconsin Avenue, 1100 West, Bethesda, Maryland		20814
______________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(240) 507-1300

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On December 14, 2018, Pebblebrook Hotel Trust (the “Company”) issued a press release announcing that its Board of Trustees (the "Board") has declared cash dividends per share of its common and preferred shares of beneficial interest.

A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 8.01. Other Events.

On December 14, 2018, the Board declared a prorated dividend of $0.1321739 per share on the Company's common shares of beneficial interest, $0.01 par value per share (“Common Shares”), for the quarter ending December 31, 2018 (the “Common Dividend”).

As previously announced on November 19, 2018, in anticipation of its merger with LaSalle Hotel Properties, the Company declared a prorated cash dividend of $0.2478261 per share on the Company's Common Shares (the "November Common Dividend").

On December 14, 2018, the Board also declared a quarterly dividend of $0.40625 per share on the Company's 6.50% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (“Series C Preferred Shares”), for the quarter ending December 31, 2018 (the “Series C Preferred Dividend”).

On December 14, 2018, the Board also declared a quarterly dividend of $0.39844 per share on the Company's 6.375% Series D Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (“Series D Preferred Shares”), for the quarter ending December 31, 2018 (the “Series D Preferred Dividend”).

On December 14, 2018, the Board also declared a quarterly dividend of $0.39844 per share on the Company's 6.375% Series E Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (“Series E Preferred Shares”), for the quarter ending December 31, 2018 (the “Series E Preferred Dividend”).

On December 14, 2018, the Board also declared a quarterly dividend of $0.39375 per share on the Company's 6.30% Series F Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (“Series F Preferred Shares”), for the quarter ending December 31, 2018 (the “Series F Preferred Dividend”).

The Common Dividend is payable on January 15, 2019 to holders of record of Common Shares as of the close of business on December 31, 2018 (the “Record Date”).

The November Common Dividend is payable on January 15, 2019 to holders of record of Common Shares as of the close of business on November 29, 2018.

The Series C Preferred Dividend is payable on January 15, 2019 to holders of record of Series C Preferred Shares as of the Record Date. The Series C Preferred Dividend represents a rate of 6.50% per annum of the $25 per share liquidation preference (equivalent to $1.625 per annum per share).

The Series D Preferred Dividend is payable on January 15, 2019 to holders of record of Series D Preferred Shares as of the Record Date. The Series D Preferred Dividend represents a rate of 6.375% per annum of the $25 per share liquidation preference (equivalent to $1.59375 per annum per share).

The Series E Preferred Dividend is payable on January 15, 2019 to holders of record of Series E Preferred Shares as of the Record Date. The Series E Preferred Dividend represents a rate of 6.375% per annum of the $25 per share liquidation preference (equivalent to $1.59375 per annum per share).

The Series F Preferred Dividend is payable on January 15, 2019 to holders of record of Series F Preferred Shares as of the Record Date. The Series F Preferred Dividend represents a rate of 6.30% per annum of the $25 per share liquidation preference (equivalent to $1.575 per annum per share).

Upon completion of its merger with LaSalle Hotel Properties (“LaSalle”) on November 30, 2018 (the “Merger”), the Company issued 61,399,104 Common Shares as the common share consideration for the Merger and paid an aggregate of $1.26 billion as the cash consideration for the Merger.  In addition, the Company’s operating partnership, Pebblebrook Hotel, L.P., issued 133,605 of its common units (“Common Units”) as consideration for its acquisition of the common units of the operating partnership of LaSalle not held by LaSalle or its affiliates.  Following these two issuances, as of December 14, 2018, there are an aggregate of 130,439,021 Common Shares and an aggregate of 369,956 Common Units issued and outstanding.

This Current Report on Form 8-K contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Reform Act of 1995. These forward-looking statements relate to the payment of the dividends. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections or other forward-looking information.

These forward-looking statements are subject to various risks and uncertainties, not all of which are known to the Company and many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. These risks and uncertainties include, but are not limited to, the state of the U.S. economy, supply and demand in the hotel industry and other factors as are described in greater detail in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2017. Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated December 14, 2018, regarding the dividends declaration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

December 14, 2018	By:	/s/ Raymond D. Martz

Name: Raymond D. Martz
Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary